T. Rowe Price Short-Term Bond Fund

T. Rowe Price Short-Term Bond Fund—Advisor Class

Supplement to Prospectuses Dated October 1, 2014

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective January 22, 2015, Michael F. Reinartz will join Edward A. Wiese as the fund’s co-portfolio manager and Co-chairman of the fund’s Investment Advisory Committee. Mr. Reinartz joined T. Rowe Price in 1996.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 22, 2015, Michael F. Reinartz will join Edward A. Wiese as Co-chairman of the fund’s Investment Advisory Committee. Mr. Reinartz joined the Firm in 1996 and his investment experience dates from 2000. During the past five years, he has served as a portfolio investment analyst for short-term bond and multi-sector bond strategies and, in 2012, began working closely with the Firm’s portfolio managers in managing the Firm’s short-term bond strategies.

The date of this supplement is January 22, 2015.

F55-041 1/22/15